MERRILL LYNCH
GLOBAL VALUE
FUND, INC.










FUND LOGO









Semi-Annual Report

April 30, 1997





This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Merrill Lynch
Global Value Fund, Inc.
Box 9011
Princeton, NJ
08543-9011



Printed on post-consumer recycled paper





MERRILL LYNCH GLOBAL VALUE FUND, INC.



Worldwide
Investments
As of 4/30/97


                                                       Percent of
Ten Largest Industries                                 Net Assets

Insurance                                                12.5%
Food                                                      8.1
Banking                                                   7.7
Pharmaceuticals                                           6.9
Utilities--Electric, Gas & Water                          6.5
Financial Services                                        6.3
Multi-Industry                                            5.8
Beverages                                                 5.3
Diversified Operations                                    4.7
Food & Beverage                                           3.8


                                    Country of         Percent of
Ten Largest Equity Holdings         Origin             Net Assets

Guinness PLC                        United Kingdom        5.3%
Nestle S.A. (Registered)            Switzerland           5.1
Federal National Mortgage
 Association                        United States         4.3
Zurich Versicherungs                Switzerland           4.1
Novartis AG (Registered)            Switzerland           3.8
Cadbury Schweppes PLC               United Kingdom        3.8
BTR PLC                             United Kingdom        3.4
UNUM Corporation                    United States         3.4
Westinghouse Electric Corporation   United States         3.4
Amoco Corporation                   United States         3.3

Officers and
Directors

Arthur Zeikel, President and Director
Donald Cecil, Director
Edward H. Meyer, Director
Charles C. Reilly, Director
Richard R. West, Director
Edward D. Zinbarg, Director
Terry K. Glenn, Executive Vice President
Norman R. Harvey, Executive Vice President
Donald C. Burke, Vice President
Stephen I. Silverman, Vice President and
   Portfolio Manager
Gerald M. Richard, Treasurer

Custodian
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863





DEAR SHAREHOLDER


Total returns for Merrill Lynch Global Value Fund, Inc.'s Class A, Class B, Class C and Class D Shares were +3.59%, +3.29%, +3.29% and +3.49%, respectively, during the three-month period ended April 30, 1997. This performance surpassed the +2.33% total return of the unmanaged Morgan Stanley Capital International World Index for the same three-month period. Since the Fund was not yet fully invested during much of the April quarter, we view the Fund's relative performance as satisfactory. (Fund results do not reflect sales charges, and would be lower if sales charges were included. Complete performance information, including aggregate total returns, can be found on pages 4 and 5 of this report to shareholders.)

We continue to move toward a fully invested position. Typically, we are not comfortable investing into strength; that is, buying equities during and following a period of price appreciation. However, during the April quarter we used the proceeds generated by sales of a number of our smaller holdings, along with cash reserves, to make commitments to new positions and add to existing holdings that we believed continued to offer attractive long-term capital appreciation potential even though their share prices had appreciated.

Largest Positions Increased
Each of our largest positions is now greater than 3% of net assets. Eventually, we plan to have the Fund's five-largest positions at over 5% of net assets, and for each of the next five-largest positions to be in excess of 4%. As a result, the Fund's top ten holdings are likely to comprise over 45% of the portfolio. Although the Fund will soon reach a fully invested position, we expect that reaching our desired concentrations in the Fund's largest holdings will take more time, and will be achieved over the balance of 1997. (See page 1 of this report to shareholders for the Fund's top ten holdings.)

At this time, we believe it is appropriate to remind shareholders of what types of returns we can reasonably expect from equity investments in the years ahead. From 1926 through year-end 1996, the compound annual return on US stocks has been approximately 10%. Taking inflation into account, the compound annual return declines to approximately 6%--7%. This long-term return has kept share prices (the cost of purchasing stock) and values (what stocks are actually worth) in a reasonable relationship to each other.

However, in the past 10 years--15 years, US stocks have returned over 15% compounded per year, and the rate of inflation has been very low. This performance implies one of three possibilities. First, stock prices were very undervalued before they began to appreciate. Second, stock values have risen considerably and prices rose to reflect this increased value. The third possibility is that stock prices have risen more than the increase in the value of the companies, and therefore at some point in the future, share price appreciation will become much more subdued so that values and prices can move into line. In our opinion, the third scenario is the most plausible.

Although we believe that share prices have appreciated substantially more than their underlying values, we are not forecasting a bear market. However, when companies with fairly valued to expensive share prices appreciate by 20%--40% in a few months--which many US stocks have done recently--then it appears that share prices are becoming disconnected from reasonable valuations. In our view, companies in general, especially in the United States, are not increasing their economic value at the same rate at which their stock prices are increasing.

Of course, it is not inevitable that overvalued stocks will soon decline in price. In our view, in the short term, prices of individual equities and the stock market in the aggregate may be a function more of supply/demand relationships than price/value relationships. Currently, it appears that investors are generally judging equities to be the preferred asset class for long-term investors. There have been no protracted bear markets in recent years to test the premise that equity investments are, at all entry points, the best alternative for long-term investors. Nevertheless, we do believe that our shareholders will ultimately benefit from our investments in stocks that we view as undervalued. That is, we have invested in companies of reasonably good quality at share prices that are low enough so that the Fund can participate in the increase in economic value that we expect they will provide. In addition, the Fund can benefit from an upward revaluation if investors generally recognize their undervaluation.

With this investment approach, we do not expect to invest in superior companies whose share valuations fully reflect their outstanding fundamental strengths. All of our largest portfolio positions represent relatively stable businesses with positive (but not exceptional) revenue growth prospects. In addition, they all have the ability and the often new-found willingness to control costs. Furthermore, our largest investments are selling at valuations that are in line with or lower than those of their local stock markets, yet we believe they have better financial characteristics and growth prospects than the average company in their local stock markets.

Focus on Guinness PLC
A good example of our investment approach is Guinness PLC, which was our largest holding as of April 30, 1997. The company is currently involved in a merger with Grand Metropolitan PLC, another British company. As a result, Guinness' share price has appreciated since the end of the April quarter. However, we believe that a review of our reasons for investing in Guinness will provide shareholders with some insight into our investment process.

Guinness is in the business of manufacturing and marketing distilled spirits (Johnnie Walker and Dewar's scotch as well as Gordon's gin) and beer (Guinness stout). Even before the proposed Grand Metropolitan merger, Guinness was a large company, with a market capitalization of approximately $15 billion and net income of approximately $1 billion. Once a perennial investor favorite, when we bought Guinness stock it was selling for approximately 13 times earnings after it had been consistently "de-rated" relative to the overall UK stock market. Guinness' shares underperformed the UK stock market by 40% since the beginning of 1992.

In early 1992, Guinness was generally regarded by investors as a superior company and traded at higher valuation multiples than the UK stock market. However, investor perception of the company's prospects deteriorated with the decline in per capita consumption of distilled spirits in the United States and as earnings stopped growing. In short, the company's future was not as positive as its past had been.

However, in our view, the outlook for Guinness was still positive. Although US consumption trends were declining, greater prosperity in developing markets suggests that growing demand there will ultimately lead to a meaningful increase in Guinness' future cash flow generation. Just as important, we believed that the company was ready to resolve, and perhaps even reverse, its problems in the United States. Guinness' first attempt to address the negative impact of declining distilled liquor consumption in the United States was to try and increase revenues by lowering prices and thereby increasing sales volume. However, we believe that it is more productive for a "branded goods" company--especially one like Guinness that sells premium products--to reinvest its cash flow in brand development and not cut prices. Based on Guinness' recent actions, it appeared that its management was finally agreeing with this point of view and US consumption trends were ceasing their decline. In addition, the company's Board of Directors seemed to be increasingly focused on returning value to shareholders through either dividend increases or stock repurchases.

All of these factors led us to believe that, at our purchase price, an investment in Guinness had little downside risk along with reasonably strong upside potential. After the announced merger with Grand Metropolitan, Guinness' share price has appreciated substantially. Now, our task is to analyze the prospects for the combined company to determine whether continued investment is warranted. Nonetheless, Guinness is illustrative of the types of companies we hope to invest in. Typically, we would expect to hold such investments for at least three years, unless their prices or their values change appreciably in the interim.

Foreign Exchange
Hedging Strategy
There are basically two extreme points of view regarding foreign currency risk in global equity portfolios. The first point of view maintains that it is unnecessary to hedge foreign currency risk, since over the long run US dollar-based equity investors neither win nor lose based on currency exposure, and that there are costs associated with hedging. The second point of view maintains that one should hedge all investments back into US dollars, and is followed by those US-based investors who find attractive investments in other markets but wish to avoid all foreign currency risk as well as forego the potential for foreign currency gains.

Our view of foreign currency hedging follows neither extreme, and is a more flexible and opportunistic approach. At present, there are some currency risks we do not wish to incur, such as those associated with most European currencies. In these cases, we have hedged (sold forward) the portfolio's currency exposures back into US dollars. In other cases, such as the British pound and Swiss franc, our benchmark-weighted currency exposure implies a neutral outlook for these currencies relative to the US dollar. We are following yet another strategy for the portfolio's Japanese yen exposure, which we have partially hedged back into US dollars.

We believe that this flexibility will benefit the Fund over the longer term. There will be times in the future when we wish to overweight a particular stock market along with its local currency when we believe it will appreciate relative to the US dollar. At these times, we will own stocks denominated in foreign currencies and keep our currency exposure completely unhedged.

In Conclusion
We thank you for your investment in Merrill Lynch Global Value Fund, Inc., and we look forward to reviewing our outlook and strategy with you again in our next report to shareholders.

Sincerely,

(Arthur Zeikel)
Arthur Zeikel
President




(Stephen I. Silverman)
Stephen I. Silverman
Vice President and Portfolio Manager




June 5, 1997





PERFORMANCE DATA



About Fund
Performance


Investors are able to purchase shares of the Fund through the Merrill Lynch Select PricingSM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 8 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Aggregate Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.



Recent
Performance Results*
                                                                                         Total Return
                                                         Net Asset Value             3 Month  Since Inception++
                                                  4/30/97    1/31/97   11/01/96++   % Change    % Change
ML Global Value Fund, Inc. Class A Shares         $10.39     $10.03     $10.00       +3.59%     +4.43%(1)
ML Global Value Fund, Inc. Class B Shares          10.35      10.02      10.00       +3.29      +3.87(2)
ML Global Value Fund, Inc. Class C Shares          10.35      10.02      10.00       +3.29      +3.87(2)
ML Global Value Fund, Inc. Class D Shares          10.38      10.03      10.00       +3.49      +4.29(3)

  *Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.
 ++The Fund commenced operations on 11/01/96.
(1)Percent change includes reinvestment of $0.051 per share ordinary income dividends.
(2)Percent change includes reinvestment of $0.035 per share ordinary income dividends.
(3)Percent change includes reinvestment of $0.047 per share ordinary income dividends.


Aggregate
Total Return


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Inception (11/01/96) through 3/31/97       +2.42%         -2.95%

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.

                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class B Shares*

Inception (11/01/96) through 3/31/97       +1.96%         -2.04%

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class C Shares*
Inception (11/01/96) through 3/31/97       +1.96%         +0.96%

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Inception (11/01/96) through 3/31/97       +2.28%         -3.09%

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.




SCHEDULE OF INVESTMENTS                                                                                       (in US dollars)
NORTH                                 Shares                                                                Value    Percent of
AMERICA      Industries                Held              Investments                        Cost          (Note 1a)  Net Assets
United       Diversified             311,700  Kansas City Southern Industries, Inc.   $   15,009,597   $   16,052,550   1.3%
States       Operations            2,445,000  Westinghouse Electric Corporation           43,930,463       41,565,000   3.4
                                                                                      --------------   -------------- ------
                                                                                          58,940,060       57,617,550   4.7

             Financial Services    1,285,000  Federal National Mortgage Association       50,040,971       52,845,625   4.3
                                     400,000  Morgan Stanley Group, Inc.                  23,009,720       25,250,000   2.0
                                                                                      --------------   -------------- ------
                                                                                          73,050,691       78,095,625   6.3

             Food Distribution       155,000  Super Valu, Inc.                             4,693,026        4,746,875   0.4

             Food Merchandising      143,700  Great Atlantic & Pacific Tea Co., Inc.       4,756,797        3,574,538   0.3

             Insurance               147,400  Aetna, Inc.                                 10,351,161       13,431,825   1.1
                                     690,000  Horace Mann Educators Corp.                 25,535,781       32,343,750   2.6
                                     552,200  UNUM Corporation                            36,260,621       42,519,400   3.4
                                                                                      --------------   -------------- ------
                                                                                          72,147,563       88,294,975   7.1

             Oil--Integrated         490,000  Amoco Corporation                           43,495,006       40,976,250   3.3

             Pharmaceuticals       1,108,000  Pharmacia & Upjohn, Inc.                    43,767,109       32,824,500   2.6

             Printing &              150,000  Donnelley (R.R.) & Sons Company              5,008,152        5,137,500   0.4
             Publishing

             Restaurants             553,000  Darden Restaurants, Inc.                     4,749,034        4,285,750   0.3

             Retail                   87,000  Mercantile Stores Company, Inc.              4,425,617        4,284,750   0.3

             Retail Apparel        1,326,000  Intimate Brands, Inc.                       21,626,588       24,696,750   2.0

                                              Total Investments in North America         336,659,643      344,535,063  27.7


PACIFIC
BASIN/ASIA


Australia    Leisure               9,492,186  Village Roadshow Limited (Preferred)
                                              (Class A)                                   25,908,442       24,108,966   1.9

             Property              1,147,500  Lend Lease Corporation                      21,243,272       22,006,767   1.8

                                              Total Investments in Australia              47,151,714       46,115,733   3.7


Japan        Automobile            1,184,000  Suzuki Motor Corporation                    10,878,022       12,598,723   1.0

             Electric                532,400  Chudenko Corporation                        13,246,884       13,596,406   1.1
             Construction            795,000  Kinden Corporation                           9,753,962        8,960,747   0.7
                                                                                      --------------   -------------- ------
                                                                                          23,000,846       22,557,153   1.8

             Electronics           1,773,000  Hitachi, Ltd.                               16,012,995       16,071,175   1.3
                                   1,190,000  Matsushita Electric Industrial Co.          18,615,583       19,040,750   1.6
                                                                                      --------------   -------------- ------
                                                                                          34,628,578       35,111,925   2.9

             Insurance             1,829,000  Dai-Tokyo Fire & Marine Insurance
                                              Co., Ltd.                                    7,878,152        8,577,717   0.7
                                     735,000  Koa Fire and Marine Insurance Co., Ltd.      3,302,697        3,447,032   0.3
                                     746,000  Nichido Fire & Marine Insurance Co.,
                                              Ltd.                                         3,861,215        4,016,064   0.3
                                                                                      --------------   -------------- ------
                                                                                          15,042,064       16,040,813   1.3

             Office Equipment        619,000  Canon, Inc.                                 13,246,800       14,685,820   1.2

             Photography             560,000  Fuji Photo Film Co., Ltd.                   19,628,032       21,407,740   1.7

                                              Total Investments in Japan                 116,424,342      122,402,174   9.9


                                              Total Investments in the Pacific
                                              Basin/Asia                                 163,576,056      168,517,907  13.6


SOUTHEAST
ASIA


Hong Kong    Banking                 862,800  HSBC Holdings PLC                           17,752,154       21,831,758   1.8

             Real Estate             531,000  Cheung Kong (Holdings) Limited               4,718,722        4,661,503   0.4

                                              Total Investments in Southeast Asia         22,470,876       26,493,261   2.2


WESTERN
EUROPE


France       Banking                 240,000  Societe Generale de France S.A.             25,465,575       26,892,830   2.1

             Food                    252,000  Groupe Danone S.A.                          35,885,017       36,700,077   3.0

                                              Total Investments in France                 61,350,592       63,592,907   5.1


Germany      Airlines              1,977,200  Lufthansa AG                                27,971,808       27,572,110   2.2

             Banking                 469,000  Commerzbank AG                              11,345,985       12,579,426   1.0

             Pharmaceuticals         149,000  Merck KGaA                                   5,639,074        5,910,786   0.5

                                              Total Investments in Germany                44,956,867       46,062,322   3.7


Ireland      Banking               2,400,000  Allied Irish Banks PLC                      17,767,104       17,134,629   1.4

                                              Total Investments in Ireland                17,767,104       17,134,629   1.4


Netherlands  Telecommunications      730,000  Koninklijke PTT Nederland N.V.              27,516,044       25,925,584   2.1

                                              Total Investments in the Netherlands        27,516,044       25,925,584   2.1


Switzerland  Food                     52,000  Nestle S.A. (Registered)                    55,502,182       63,190,767   5.1

             Insurance               155,000  Zurich Versicherungs                        44,779,878       50,930,075   4.1

             Pharmaceuticals          36,000  Novartis AG (Registered)                    42,062,908       47,462,322   3.8

                                              Total Investments in Switzerland           142,344,968      161,583,164  13.0


United       Banking               3,000,000  Bank of Scotland PLC                        16,293,049       17,977,680   1.4
Kingdom

             Beverages             7,950,000  Guinness PLC                                58,242,074       65,845,080   5.3

             Food & Beverage       5,600,000  Cadbury Schweppes PLC                       49,493,081       46,563,328   3.8

             Multi-Industry       10,400,000  BTR PLC                                     42,871,374       42,561,792   3.4
                                   6,800,000  Tomkins PLC                                 31,428,861       29,374,912   2.4
                                                                                      --------------   -------------- ------
                                                                                          74,300,235       71,936,704   5.8

             Utilities--           2,600,000  National Grid Group PLC                      8,616,526        9,373,728   0.8
             Electric,             2,305,000  National Power PLC                          16,536,414       19,914,462   1.6
             Gas & Water           1,450,000  PowerGen PLC                                13,071,490       15,212,008   1.2
                                   3,245,000  United Utilities PLC                        32,322,020       35,624,389   2.9
                                                                                      --------------   -------------- ------
                                                                                          70,546,450       80,124,587   6.5

                                              Total Investments in the United
                                              Kingdom                                    268,874,889      282,447,379  22.8


                                              Total Investments in Western Europe        562,810,464      596,745,985  48.1

SCHEDULE OF INVESTMENTS (concluded)                                                                           (in US dollars)
SHORT-TERM                            Face                                                                  Value    Percent of
SECURITIES                           Amount              Issue                              Cost          (Note 1a)  Net Assets
             Commercial Paper*   $18,500,000  American Brands, Inc., 5.50% due
                                              5/02/1997                               $   18,497,174   $   18,497,174   1.5%
                                  57,546,000  CIT Group Holdings, Inc., 5.62% due
                                              5/01/1997                                   57,546,000       57,546,000   4.6

                                              Total Investments in Short-Term
                                              Securities                                  76,043,174       76,043,174   6.1


             Total Investments                                                        $1,161,560,213    1,212,335,390  97.7
                                                                                      ==============
             Unrealized Appreciation on Forward Foreign Exchange Contracts**                               10,597,365   0.9

             Other Assets Less Liabilities                                                                 17,838,429   1.4
                                                                                                       -------------- ------
             Net Assets                                                                                $1,240,771,184 100.0%
                                                                                                       ============== ======

            *Commercial Paper is traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the Fund.
           **Forward foreign exchange contracts as of April 30, 1997 were as follows:
                                                                Unrealized
             Foreign                                           Appreciation
             Currency                      Expiration         (Depreciation)
             Purchased                        Date              (Note 1b)
             Chf          3,341,304       January 1998        $     8,594
             DM          12,599,871       January 1998           (273,650)
             Frf          5,550,897       January 1998            (34,153)
             YEN        555,003,072       January 1998            (32,819)
                                                              -----------
             Total (US$ Commitment--$15,599,611)                 (332,028)
                                                              -----------
             Foreign
             Currency Sold
             Chf        162,511,950       January 1998        $ 4,933,670
             DM          88,205,793       January 1998          2,190,344
             Frf        371,183,000       January 1998          3,596,309
             Pound
             Sterling   120,339,112       January 1998         (2,054,824)
             Nlg         52,295,661       January 1998            933,640
             YEN      4,370,144,388       January 1998          1,330,254
                                                              -----------
             Total (US$ Commitment--$498,974,391)              10,929,393
                                                              -----------

             Total Unrealized Appreciation on
             Forward Foreign Exchange Contracts--Net          $10,597,365
                                                              ===========

             See Notes to Financial Statements.


STATEMENT OF ASSETS AND LIABILITIES

                    As of April 30, 1997
Assets:             Investments, at value (identified cost--$1,161,560,213) (Note 1a)                     $1,212,335,390
                    Unrealized appreciation on forward foreign exchange
                    contracts (Note 1c)                                                                       10,597,365
                    Cash                                                                                         145,801
                    Foreign cash (Note 1b)                                                                     1,952,201
                    Receivables:
                      Securities sold                                                    $   19,484,599
                      Dividends                                                               5,859,045
                      Capital shares sold                                                     2,321,532       27,665,176
                                                                                         --------------
                    Deferred organization expenses (Note 1g)                                                     110,600
                    Prepaid registration fees and other assets (Note 1g)                                         270,569
                                                                                                          --------------
                    Total assets                                                                           1,253,077,102
                                                                                                          --------------

Liabilities:        Payables:
                      Securities purchased                                                    8,537,528
                      Capital shares redeemed                                                 1,190,803
                      Distributor (Note 2)                                                      866,426
                      Investment adviser (Note 2)                                               744,927       11,339,684
                                                                                         --------------
                    Accrued expenses and other liabilities                                                       966,234
                                                                                                          --------------
                    Total liabilities                                                                         12,305,918
                                                                                                          --------------

Net Assets:         Net assets                                                                            $1,240,771,184
                                                                                                          ==============

Net Assets          Class A Shares of Common Stock, $0.10 par value, 100,000,000
Consist of:         shares authorized                                                                     $      202,625
                    Class B Shares of Common Stock, $0.10 par value, 300,000,000
                    shares authorized                                                                          8,486,281
                    Class C Shares of Common Stock, $0.10 par value, 100,000,000
                    shares authorized                                                                          1,530,340
                    Class D Shares of Common Stock, $0.10 par value, 100,000,000
                    shares authorized                                                                          1,763,496
                    Paid-in capital in excess of par                                                       1,189,059,143
                    Undistributed investment income--net                                                       5,981,675
                    Accumulated realized capital losses on investments and foreign
                    currency transactions--net                                                               (27,609,861)
                    Unrealized appreciation on investments and foreign currency
                    transactions--net                                                                         61,357,485
                                                                                                          --------------
                    Net assets                                                                            $1,240,771,184
                                                                                                          ==============

Net Asset           Class A--Based on net assets of $21,044,436 and 2,026,251
Value:                       shares outstanding                                                           $        10.39
                                                                                                          ==============
                    Class B--Based on net assets of $878,334,520 and 84,862,809
                             shares outstanding                                                           $        10.35
                                                                                                          ==============
                    Class C--Based on net assets of $158,386,370 and 15,303,401
                             shares outstanding                                                           $        10.35
                                                                                                          ==============
                    Class D--Based on net assets of $183,005,858 and 17,634,962
                             shares outstanding                                                           $        10.38
                                                                                                          ==============


                    See Notes to Financial Statements.



STATEMENT OF OPERATIONS

                    For the Period November 1, 1996++ to April 30, 1997
Investment          Dividends (net of $1,207,121 foreign withholding tax)                                   $ 11,865,701
Income              Interest and discount earned                                                               8,277,791
(Notes 1e & 1f):                                                                                            ------------
                    Total income                                                                              20,143,492
                                                                                                            ------------

Expenses:           Investment advisory fees (Note 2)                                                          4,103,256
                    Account maintenance and distribution fees--Class B (Note 2)                                3,875,618
                    Account maintenance and distribution fees--Class C (Note 2)                                  697,485
                    Transfer agent fees--Class B (Note 2)                                                        565,411
                    Registration fees (Note 1g)                                                                  237,951
                    Account maintenance fees--Class D (Note 2)                                                   203,452
                    Custodian fees                                                                               186,684
                    Transfer agent fees--Class D (Note 2)                                                        102,812
                    Transfer agent fees--Class C (Note 2)                                                        102,773
                    Accounting services (Note 2)                                                                 100,188
                    Printing and shareholder reports                                                              69,997
                    Professional fees                                                                             21,374
                    Amortization of organization expenses--net (Note 1g)                                          21,047
                    Directors' fees and expenses                                                                  20,361
                    Transfer agent fees--Class A (Note 2)                                                         10,264
                    Pricing fees                                                                                   1,631
                    Other                                                                                         12,857
                                                                                                            ------------
                    Total expenses                                                                            10,333,161
                                                                                                            ------------
                    Investment income--net                                                                     9,810,331
                                                                                                            ------------

Realized &          Realized gain (loss) from:
Unrealized Gain       Investments--net                                                     $(28,057,554)
(Loss) on             Foreign currency transactions--net                                        447,693      (27,609,861)
Investments &                                                                              ------------
Foreign Currency    Unrealized appreciation on:
Transactions--Net     Investments--net                                                       50,775,177
(Notes 1b,            Foreign currency transactions--net                                     10,582,308       61,357,485
1c, 1f & 3):                                                                               ------------     ------------
                    Net realized and unrealized gain on investments and
                    foreign currency transactions                                                             33,747,624
                                                                                                            ------------
                    Net Increase in Net Assets Resulting from Operations                                    $ 43,557,955
                                                                                                            ============

                  ++Commencement of Operations.

                    See Notes to Financial Statements.


STATEMENT OF CHANGES IN NET ASSETS
                                                                                                         For the Period
                                                                                                        November 1, 1996++
                    Increase (Decrease) in Net Assets:                                                 to April 30, 1997
Operations:         Investment income--net                                                                $    9,810,331
                    Realized loss on investments and foreign currency transactions--net                      (27,609,861)
                    Unrealized appreciation on investments and foreign currency transactions--net             61,357,485
                                                                                                          --------------
                    Net increase in net assets resulting from operations                                      43,557,955
                                                                                                          --------------

Dividends to        Investment income--net:
Shareholders          Class A                                                                                    (72,233)
(Note 1h):            Class B                                                                                 (2,571,571)
                      Class C                                                                                   (463,638)
                      Class D                                                                                   (721,214)
                                                                                                          --------------
                    Net decrease in net assets resulting from dividends to shareholders                       (3,828,656)
                                                                                                          --------------

Capital Share       Net increase in net assets derived from capital share transactions                     1,200,941,885
Transactions                                                                                              --------------
(Note 4):


Net Assets:         Total increase in net assets                                                           1,240,671,184
                    Beginning of period                                                                          100,000
                                                                                                          --------------
                    End of period*                                                                        $1,240,771,184
                                                                                                          ==============

                   *Undistributed investment income--net                                                  $    5,981,675
                                                                                                          ==============


                  ++Commencement of Operations.

                    See Notes to Financial Statements.


FINANCIAL HIGHLIGHTS
                    The following per share data and ratios have been derived
                    from information provided in the financial statements.                 For the Period
                                                                                November 1, 1996++ to April 30, 1997
                    Increase (Decrease) in Net Asset Value:                   Class A    Class B     Class C    Class D
Per Share           Net asset value, beginning of period                      $  10.00   $  10.00    $  10.00   $  10.00
Operating                                                                     --------   --------    --------   --------
Performance:        Investment income--net                                         .13        .09         .09        .12
                    Realized and unrealized gain on investments and
                    foreign currency transactions--net                             .31        .30         .30        .31
                                                                              --------   --------    --------   --------
                    Total from investment operations                               .44        .39         .39        .43
                                                                              --------   --------    --------   --------
                    Less dividends from investment income--net                    (.05)      (.04)       (.04)      (.05)
                                                                              --------   --------    --------   --------
                    Net asset value, end of period                            $  10.39   $  10.35    $  10.35   $  10.38
                                                                              ========   ========    ========   ========

Total Investment    Based on net asset value per share                           4.43%+++   3.87%+++    3.87%+++   4.29%+++
Return:**                                                                     ========   ========    ========   ========

Ratios to Average   Expenses                                                      .99%*     2.02%*      2.02%*     1.25%*
Net Assets:                                                                   ========   ========    ========   ========
                    Investment income--net                                       2.69%*     1.66%*      1.66%*     2.43%*
                                                                              ========   ========    ========   ========

Supplemental        Net assets, end of period (in thousands)                  $ 21,044   $878,335    $158,386   $183,006
Data:                                                                         ========   ========    ========   ========
                    Portfolio turnover                                          30.42%     30.42%      30.42%     30.42%
                                                                              ========   ========    ========   ========
                    Average commission rate paid++++                          $  .0321   $  .0321    $  .0321   $  .0321
                                                                              ========   ========    ========   ========

                   *Annualized.
                  **Total investment returns exclude the effects
                    of sales loads.
                  ++Commencement of Operations.
                ++++Includes commissions paid in foreign currencies, which have been converted into US dollars using the prevailing exchange rate on the date of the transaction. Such conversions may significantly affect the rate shown.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.




NOTES TO FINANCIAL STATEMENTS



1. Significant Accounting Policies:
Merrill Lynch Global Value, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. Prior to commencement of operations on November 1, 1996, the Fund had no operations other than those relating to organizational matters and the issue of 1,000 capital shares of the Fund to Merrill Lynch Asset Management, L.P. ("MLAM") for $100,000. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund offers four classes of shares under the Merrill Lynch Select PricingSM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of securities--Portfolio securities which are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last asked price. Options purchased are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last bid price. Short-term securities are valued at amortized cost, which approximates market value. Other investments, including financial futures contracts and related options, are stated at market value.
Securities and assets for which market quotations are not available are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

(b) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(c) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity, debt and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Options--The Fund is authorized to write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts. Premium or discount is amortized over the life of the contracts.

* Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

* Financial futures contracts--The Fund may purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(d) Repurchase agreements--The Fund invests in US Government securities pursuant to repurchase agreements with a member bank of the Federal Reserve System of a primary dealer in US Government securities. Under such agreements, the bank or primary dealer agrees to repurchase the security at a mutually agreed upon time and price. The Fund takes possession of the underlying securities, marks to market such securities and, if necessary, receives additions to such securities daily to ensure that the contract is fully collateralized.

(e) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a with-holding tax may be imposed on interest, dividends, and capital gains at various rates.

(f) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.


NOTES TO FINANCIAL STATEMENTS (concluded)


(g) Deferred organization expenses and prepaid registration fees-- Deferred organization expenses are charged to expense on a straight-line basis over a five-year period. Prepaid registration fees are charged to expense as the related shares are issued.

(h) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with MLAM. The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor, Inc. ("MLFD" or "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of 0.75%, on an annual basis, of the average daily value of the Fund's net assets.

Pursuant to the distribution plans (the "Distribution Plans") adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                                          Account       Distribution
                                      Maintenance Fee       Fee

Class B                                     0.25%          0.75%
Class C                                     0.25%          0.75%
Class D                                     0.25%            --

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the period November 1, 1996 (commencement of operations) to April 30, 1997, MLFD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

                                            MLFD         MLPF&S

Class A                                   $    24       $    515
Class D                                   $58,405       $832,928


For the period November 1, 1996 to April 30, 1997, MLPF&S received contingent deferred sales charges of $417,342 and $59,140 relating to transactions in Class B and Class C shares, respectively.

In addition, MLPF&S received $198,171 in commissions on the execution of portfolio security transactions for the Fund for the period November 1, 1996 to April 30, 1997.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by MLAM at cost.
Certain officers and/or directors of the Fund are officers and/or directors of MLAM, PSI, MLFDS, MLFD, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the period November 1, 1996 to April 30, 1997 were
$1,346,681,967 and $233,107,569, respectively.

Net realized and unrealized gains (losses) as of April 30, 1997 were as follows:


                                      Realized         Unrealized
                                   Gains (Losses)    Gains (Losses)

Long-term investments               $(28,057,359)    $ 50,775,177
Short-term investments                      (195)              --
Forward foreign exchange contracts            --       10,597,365
Foreign currency transactions            447,693          (15,057)
                                    ------------     ------------
Total                               $(27,609,861)    $ 61,357,485
                                    ============     ============

As of April 30, 1997, net unrealized appreciation for Federal income tax purposes aggregated $50,775,177, of which $78,954,244 related to appreciated securities and $28,179,067 related to depreciated securities. The aggregate cost of investments at April 30, 1997 for Federal income tax purposes was $1,161,560,213.

4. Capital Share Transactions:
Net increase in net assets derived from capital share transactions was $1,200,941,885 for the period November 1, 1996 to April 30,
1997.

Transactions in capital shares for each class were as follows:


Class A Shares for the Period                       Dollar
November 1, 1996++ to April 30, 1997  Shares        Amount

Shares sold                         2,265,877  $  22,755,773
Shares issued to shareholders
in reinvestment of dividends            6,207         62,009
                                -------------  -------------
Total issued                        2,272,084     22,817,782
Shares redeemed                      (248,333)    (2,512,328)
                                -------------  -------------
Net increase                        2,023,751  $  20,305,454
                                =============  =============

[FN]
++Prior to November 1, 1996 (commencement of operations), the Fund issued 2,500 shares to MLAM for $25,000.




Class B Shares for the Period                       Dollar
November 1, 1996++ to April 30, 1997  Shares        Amount

Shares sold                        88,948,807  $ 891,890,725
Shares issued to shareholders
in reinvestment of dividends          211,285      2,110,732
                                -------------  -------------
Total issued                       89,160,092    894,001,457
Automatic conversion of shares        (84,168)      (853,549)
Shares redeemed                    (4,215,615)   (42,571,393)
                                -------------  -------------
Net increase                       84,860,309  $ 850,576,515
                                =============  =============

[FN]
++Prior to November 1, 1996 (commencement of operations), the Fund issued 2,500 shares to MLAM for $25,000.

Class C Shares for the Period                       Dollar
November 1, 1996++ to April 30, 1997  Shares        Amount

Shares sold                        16,483,808  $ 165,299,019
Shares issued to shareholders
in reinvestment of dividends           39,138        390,984
                                -------------  -------------
Total issued                       16,522,946    165,690,003
Shares redeemed                    (1,222,045)   (12,347,702)
                                -------------  -------------
Net increase                       15,300,901  $ 153,342,301
                                =============  =============

[FN]
++Prior to November 1, 1996 (commencement of operations), the Fund issued 2,500 shares to MLAM for $25,000.




Class D Shares for the Period                       Dollar
November 1, 1996++ to April 30, 1997  Shares        Amount

Shares sold                        19,146,313  $ 192,071,784
Automatic conversion of shares         84,101        853,549
Shares issued to shareholders
in reinvestment of dividends           62,231        621,693
                                -------------  -------------
Total issued                       19,292,645    193,547,026
Shares redeemed                    (1,660,183)   (16,829,411)
                                -------------  -------------
Net increase                       17,632,462  $ 176,717,615
                                =============  =============

[FN]
++Prior to November 1, 1996 (commencement of operations), the Fund issued 2,500 shares to MLAM for $25,000.





PORTFOLIO CHANGES



For the Quarter Ended April 30, 1997


Additions

 Allied Irish Banks PLC
 Amoco Corporation
 Bank of Scotland PLC
 Cadbury Schweppes PLC
 Canon, Inc.
*Ciba Speciality Chemicals AG (Rights)
 Fuji Photo Film Co., Ltd.
 Koninklijke PTT Nederland N.V.
 Lend Lease Corporation
 Matsushita Electric Industrial Co.
 Novartis AG (Registered)
 Suzuki Motor Corporation
 Tomkins PLC
 Westinghouse Electric Corporation



Deletions


 Aoyama Trading Co., Ltd.
 Banta Corporation
 Boise Cascade Corporation
 Bowater Incorporated
 Champion International Corporation
*Ciba Speciality Chemicals AG (Rights)
 Compuserve Corporation
 Daito Trust Construction Co., Ltd.
 Dow Jones & Company, Inc.
 Elf Aquitaine S.A.
 Ford Motor Company
 Fujisawa Pharmaceutical Company Limited
 General Motors Corporation
 Gunze Limited
 Helmerich & Payne, Inc.
 Henderson Land Development Company Ltd.
 Imation Corporation
 Integrated Device Technology, Inc.
 Kamigumi Co., Ltd.
 Kokusai Denshin Denwa (KDD)
 Kyushu Electric Power Company Inc.
 MEMC Electronic Materials, Inc.
 Marubeni Corporation
 Niagara Mohawk Power Corporation
 Nippon Meat Packers, Inc.
 Nippon Oil Co., Ltd.
 Nisshin Steel Co., Ltd.
 Northeast Utilities System

 Ogden Corporation
 Severn Trent PLC
 Shinagawa Fuel Co., Ltd.
 Sterling Software, Inc.
 Stone Container Corporation
 Tohoku Electric Power Company, Inc.
 Tokyo Broadcasting System, Inc.
 Volkswagen AG
 Weatherford Enterra, Inc.
 Wheelabrator Technologies Inc.
 Yamaichi Securities Co., Ltd.

[FN]
*Added and deleted in the same quarter.